Intangible Assets	12 Months Ended
Dec. 31, 2011
Deferred Tax Liabilities, Goodwill and Intangible Assets [Abstract]
Intangible Assets
Intangible Assets
The following sets forth the acquired intangible assets by major asset class as of December 31, 2011 and December 31, 2010:

		2011		2010
(in thousands)	Weighted Average Life	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Amortized Intangible Assets:
Patent and license rights	11.8	$294,854	$(115,310)	$289,199	$(88,275)
Developed technology	10.3	605,847	(210,022)	501,287	(157,838)
Customer base, trademarks, in-process R&D and non-compete agreements	10.6	336,216	(92,098)	275,167	(66,213)
		$1,236,917	$(417,430)	$1,065,653	$(312,326)
Unamortized Intangible Assets:
Goodwill		$1,733,722		$1,352,281

In connection with the acquisitions as more fully discussed in Note 4, approximately $0.6 million of purchase price was allocated to purchased in-process research and development and capitalized in 2010. No purchased in-process research and development was capitalized in 2011. During 2009, $1.6 million of goodwill from a previous acquisition was written off following the acquisition of DxS Ltd. and is recorded in general and administrative, integration and other expenses in the accompanying consolidated statements of income. Accumulated goodwill impairment totaled $1.6 million as of December 31, 2011 and 2010.
Amortization expense on intangible assets totaled approximately $110.4 million, $94.9 million and $78.4 million, respectively, for the years ended December 31, 2011, 2010 and 2009. During 2011, in connection with the restructuring discussed more fully in Note 5, an abandonment charge of $42.1 million related to discontinued projects was recorded in general, administrative and other. During 2009, additional amortization of $5.0 million was recorded in cost of sales related to the impairment of developed technology, which was triggered by the acquisition of DxS and SABiosciences.
Amortization of intangibles for the next five years is expected to be approximately:

(in thousands)	Amortization
Years ended December 31:
2012	$121,763
2013	$116,004
2014	$115,021
2015	$113,826
2016	$110,979

The changes in the carrying amount of goodwill for the years ended December 31, 2011 and 2010 are as follows:

(in thousands)	Total
BALANCE AT DECEMBER 31, 2009	$1,337,064
Earn-out and milestone payments	2,983
Purchase adjustments	579
Effect of foreign currency translation	11,655
BALANCE AT DECEMBER 31, 2010	$1,352,281
Goodwill acquired during the year	402,575
Earn-out and milestone payments	1,122
Purchase adjustments	615
Effect of foreign currency translation	(22,871)
BALANCE AT DECEMBER 31, 2011	$1,733,722

The changes in the carrying amount of goodwill during the year ended December 31, 2011 resulted from the 2011 acquisitions, foreign currency translation and purchase price adjustments primarily related to the 2010 acquisitions. During 2010, changes in goodwill resulted from earn-out and milestone payments, purchase price adjustments related to the 2009 acquisitions and foreign currency translation.
We occasionally enter into transactions which include the purchase, sale, or licensing of patented or non-patented technology as well as supply agreements, particularly in the areas of Pharma and Molecular Diagnostics. The agreements may be structured such that the transaction is required to be accounted for in accordance with ASC No. 845, Nonmonetary Transactions (“ASC No. 845”) and may include multiple deliverables accounted for accordance with ASC No. 605, Revenue Recognition.
During 2010, we entered into a series of transactions with a third party, under which we exchanged certain intangible assets in a nonmonetary exchange. We have accounted for this transaction under ASC No. 845, and recorded the intangible assets received at the fair value of the assets surrendered. As there is no observable market for these assets, we have performed this nonrecurring fair value measurement based on significant unobservable inputs (Level 3 as defined in Note 8). We have performed the fair value analysis using an income approach, including development of inputs such as future revenues to be generated under the assets, and future costs associated with product development, production, and distribution under the patents, in order to determine an exit price from the perspective of a market participant that holds the assets. As a result of nonmonetary transactions, we recorded intangible assets of $30.3 million, net sales of $11.0 million and deferred revenues of $19.3 million. In the same series of transactions, we agreed to supply certain products and the deferred revenue will be recognized ratably in connection with the supply of the products. During 2011, we recognized $1.6 million of the deferred revenue.